Exhibit 4.8

1

DESCRIPTION OF THE REGISTRANT’S SECURITIES REGISTERED PURSUANT TO SECTION 12 OF THE SECURITIES EXCHANGE ACT OF 1934

The common stock of Anthem, Inc. (“Anthem,” “we,” “our,” or “us”) is the only class of securities registered under Section 12 of the Securities Exchange Act of 1934, as amended.
The following is a summary of the general terms and provisions of our common stock. This summary does not purport to be complete and is subject to and qualified by reference to our amended and restated articles of incorporation, as amended (our “articles of incorporation”) and our bylaws, as amended (our “bylaws”), both of which are filed as exhibits to our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”). For additional information, please read our articles of incorporation, our bylaws and the applicable provisions of the Indiana Business Corporation Law, as amended (the “IBCL”).
General
We are authorized to issue up to 900,000,000 shares of common stock, par value $0.01 per share, as well as up to 100,000,000 shares of preferred stock, without par value. We have no shares of preferred stock issued or outstanding.
Each holder of our common stock is entitled to one vote per share of record on all matters to be voted upon by the shareholders. Holders do not have cumulative voting rights in the election of directors or any other matter.
Subject to the preferential rights of the holders of any preferred stock that may at the time be outstanding, each share of common stock will entitle the holder of that share to an equal and ratable right to receive dividends or other distributions (other than purchases, redemptions or other acquisitions of shares by us) if declared from time to time by our board of directors and if there are sufficient funds to legally pay a dividend.
In the event of our liquidation, dissolution or winding up, whether voluntary or involuntary, the holders of common stock will be entitled to share ratably in all assets remaining after payments to creditors and after satisfaction of the liquidation preference, if any, of the holders of any preferred stock that may at the time be outstanding.
Holders of common stock have no preemptive or redemption rights and will not be subject to further calls or assessments by us.
Our common stock trades on the New York Stock Exchange under the symbol “ANTM.” Computershare Trust Company, N.A. is the registrar, transfer agent, conversion agent and dividend disbursing agent for the common stock.
Authorized But Unissued Shares
Indiana law does not require shareholder approval for any issuance of authorized shares. Authorized but unissued shares may be used for a variety of corporate purposes, including future public or private offerings to raise additional capital or to facilitate corporate acquisitions. One of the effects of the existence of authorized but unissued shares may be to enable our board of directors to issue shares to persons friendly to current management, which issuance could render more difficult or discourage an attempt to obtain control of us by means of a merger, tender offer, proxy contest or otherwise, and thereby protect the continuity of current management and possibly deprive the shareholders of opportunities to sell their shares of common stock at prices higher than prevailing market prices. In addition, depending on the rights prescribed for any series of preferred stock that may be issued, the issuance of preferred stock could have an adverse effect on the voting power of the holders of common stock or could impose restrictions upon the payment of dividends and other distributions to the holders of common stock.
Limitations on Ownership of Our Common Stock in Articles of Incorporation
As required under our licenses with the Blue Cross and Blue Shield Association (“BCBSA”), our articles of incorporation contain certain limitations on the ownership of our common stock. Our articles of incorporation provide that no person may beneficially own shares of voting capital stock in excess of specified ownership limits, except with the prior approval of a majority of the “continuing directors.” The ownership limits, which may not be exceeded without the prior approval of the BCBSA, are the following:
for any institutional investor (as defined in our articles of incorporation), one share less than 10% of our outstanding voting securities;
for any non-institutional investor (as defined in our articles of incorporation), one share less than 5% of our outstanding voting securities; and
for any person, one share less than the number of shares of our common stock or other equity securities (or a combination thereof) representing a 20% ownership interest in us.
Any transfer of stock that would result in any person beneficially owning shares of capital stock in excess of any ownership limit will result in the intended transferee acquiring no rights in the shares exceeding such ownership limit (with certain exceptions) and the person’s excess shares will be deemed transferred to an escrow agent to be held until the shares are transferred to a person whose ownership of the shares will not violate the ownership limit.
Certain Other Provisions of Our Articles of Incorporation and Bylaws
Certain other provisions of our articles of incorporation and bylaws may delay or make more difficult unsolicited acquisitions or changes of control of us. These provisions could have the effect of discouraging third parties from making proposals involving an unsolicited acquisition or change in control of us, although these proposals, if made, might be considered desirable by a majority of our shareholders. These provisions may also have the effect of making it more difficult for third parties to cause the replacement of the current management without the concurrence of the board of directors. These provisions include:
the division of the board of directors into three classes serving staggered terms of office of three years;
provisions limiting the maximum number of directors to 19;
provisions requiring that, except in certain limited circumstances, the filling of any vacancy on the board of directors must be approved by a majority of continuing directors; and
requirements for advance notice for raising business or making nominations at shareholders’ meetings.
Our bylaws establish an advance notice procedure with regard to business to be brought before an annual or special meeting of shareholders and advance notice and proxy access procedures with regard to the nomination of candidates for election as directors, other than by or at the direction of the board of directors. Although our bylaws do not give the board of directors any power to approve or disapprove shareholder nominations for the election of directors or proposals for action, they may have the effect of precluding a contest for the election of directors or the consideration of shareholder proposals if the established procedures are not followed, and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its proposal without regard to whether consideration of those nominees or proposals might be harmful or beneficial to us and our shareholders.
In addition, our bylaws provide that, unless we consent in writing to the selection of an alternative forum, the sole and exclusive forum for (a) any derivative action or proceeding brought on our behalf, (b) any action asserting a claim for breach of a fiduciary duty owed by any of our directors, officers, employees or agents to us or certain specified constituents of ours, (c) any action asserting a claim arising pursuant to any provision of the IBCL or our articles of incorporation or bylaws, or (d) any action asserting a claim governed by the internal affairs doctrine, will be, to the fullest extent permitted by law, the Marion Superior Court in Marion County, Indiana or, if the Marion Superior Court lacks jurisdiction, the United States District Court for the Southern District of Indiana.
Amendment and Repeal of Bylaws
Our articles of incorporation and bylaws provide that the bylaws may be altered, amended or repealed by either (1) the affirmative vote of a majority of the entire number of directors, or (2) except for certain provisions of the bylaws, the affirmative vote, at a shareholder meeting, of at least a majority of the votes entitled to be cast by the holders of the outstanding shares of all classes of our stock entitled to vote generally in the election of directors, considered for this purpose as a single voting group.
Certain Provisions of the Indiana Business Corporation Law
As an Indiana corporation, we are governed by the IBCL. The following are some of the more significant provisions of the IBCL that may delay, prevent or make more difficult certain unsolicited acquisitions or changes of control of us. These provisions also may have the effect of preventing changes in our management. It is possible that these provisions could make it more difficult to accomplish transactions which shareholders may otherwise deem to be in their best interest.
Control Share Acquisitions. Under Chapter 42 of the IBCL, an acquiring person or group who acquires, directly or indirectly, ownership of, or the power to direct the exercise of voting power with respect to, issued and outstanding “control shares” in an “issuing public corporation” may not exercise voting rights on any control shares unless these voting rights are conferred by a majority vote of the disinterested shareholders of the issuing public corporation at a special meeting of those shareholders held upon the request and at the expense of the acquiring person. If the acquiring person has acquired control shares with a majority of the voting power and the control shares are accorded full voting rights by the disinterested shareholders, the disinterested shareholders of the issuing public corporation have dissenters’ rights to receive the fair value of their shares pursuant to Chapter 44 of the IBCL. We are an “issuing public corporation” as defined under Chapter 42.
Under Chapter 42, “control shares” means shares acquired by a person that, when added to all other shares of the issuing public corporation owned by that person or in respect to which that person may exercise or direct the exercise of voting power, would otherwise entitle that person to exercise voting power of the issuing public corporation in the election of directors within any of the following ranges: (i) one-fifth or more but less than one-third; (ii) one-third or more but less than a majority; or (iii) a majority or more.
Chapter 42 does not apply if, before a control share acquisition is made, the corporation’s articles of incorporation or bylaws, including a bylaw adopted by the corporation’s board of directors, provide that they do not apply. Our bylaws provide that we are not subject to Chapter 42; however, our board of directors could amend our bylaws to rescind our election to opt out of Chapter 42.
Certain Business Combinations. Chapter 43 of the IBCL restricts the ability of an Indiana corporation that has 100 or more shareholders to engage in any combinations with an “interested shareholder” for five years after the date the shareholder became an “interested shareholder” (such date, the “share acquisition date”), unless the combination or the purchase of shares by the interested shareholder on the interested shareholder’s share acquisition date is approved by the board of directors of the corporation before the share acquisition date. If such prior approval is not obtained, the interested shareholder may effect a combination after the five-year period only if that shareholder receives approval from a majority of the disinterested shareholders or the offer meets specified fair price criteria.
For purposes of Chapter 43, “interested shareholder” means any person, other than the corporation or its subsidiaries, who is (1) the beneficial owner, directly or indirectly, of 10% or more of the voting power of the outstanding voting shares of the corporation or (2) an affiliate or associate of the corporation, which at any time within the five-year period immediately before the date in question, was the beneficial owner, directly or indirectly, of 10% or more of the voting power of the then outstanding shares of the corporation.
Chapter 43 does not apply to corporations that elect not to be subject to Chapter 43 in an amendment to their articles of incorporation approved by a majority of the disinterested shareholders. That amendment, however, cannot become effective until 18 months after its passage and would apply only to share acquisitions occurring after its effective date. Our articles of incorporation do not exclude us from Chapter 43.
Mandatory Classified Board of Directors. Under Chapter 33 of the IBCL, a corporation with a class of voting shares registered with the SEC under Section 12 of the Exchange Act must have a classified board of directors unless the corporation adopts a bylaw expressly electing not to be governed by this provision. Although our articles of incorporation and bylaws provide for a classified board of directors so long as we are required to do so under our licenses with the BCBSA, we adopted an amendment to our bylaws electing not to be subject to this mandatory requirement effective July 29, 2009.

Unanimous Written Consent of Shareholders. Under Chapter 29 of the IBCL, as well as our articles of incorporation and our bylaws, any action required or permitted to be taken by the holders of common stock may be effected only at an annual meeting or special meeting of such holders, and shareholders may act in lieu of such meetings only by unanimous written consent.

DESCRIPTION OF THE REGISTRANT’S SECURITIES REGISTERED PURSUANT TO SECTION 12 OF THE SECURITIES EXCHANGE ACT OF 1934

The common stock of Anthem, Inc. (“Anthem,” “we,” “our,” or “us”) is the only class of securities registered under Section 12 of the Securities Exchange Act of 1934, as amended.
The following is a summary of the general terms and provisions of our common stock. This summary does not purport to be complete and is subject to and qualified by reference to our amended and restated articles of incorporation, as amended (our “articles of incorporation”) and our bylaws, as amended (our “bylaws”), both of which are filed as exhibits to our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”). For additional information, please read our articles of incorporation, our bylaws and the applicable provisions of the Indiana Business Corporation Law, as amended (the “IBCL”).
General
We are authorized to issue up to 900,000,000 shares of common stock, par value $0.01 per share, as well as up to 100,000,000 shares of preferred stock, without par value. We have no shares of preferred stock issued or outstanding.
Each holder of our common stock is entitled to one vote per share of record on all matters to be voted upon by the shareholders. Holders do not have cumulative voting rights in the election of directors or any other matter.
Subject to the preferential rights of the holders of any preferred stock that may at the time be outstanding, each share of common stock will entitle the holder of that share to an equal and ratable right to receive dividends or other distributions (other than purchases, redemptions or other acquisitions of shares by us) if declared from time to time by our board of directors and if there are sufficient funds to legally pay a dividend.
In the event of our liquidation, dissolution or winding up, whether voluntary or involuntary, the holders of common stock will be entitled to share ratably in all assets remaining after payments to creditors and after satisfaction of the liquidation preference, if any, of the holders of any preferred stock that may at the time be outstanding.
Holders of common stock have no preemptive or redemption rights and will not be subject to further calls or assessments by us.
Our common stock trades on the New York Stock Exchange under the symbol “ANTM.” Computershare Trust Company, N.A. is the registrar, transfer agent, conversion agent and dividend disbursing agent for the common stock.
Authorized But Unissued Shares
Indiana law does not require shareholder approval for any issuance of authorized shares. Authorized but unissued shares may be used for a variety of corporate purposes, including future public or private offerings to raise additional capital or to facilitate corporate acquisitions. One of the effects of the existence of authorized but unissued shares may be to enable our board of directors to issue shares to persons friendly to current management, which issuance could render more difficult or discourage an attempt to obtain control of us by means of a merger, tender offer, proxy contest or otherwise, and thereby protect the continuity of current management and possibly deprive the shareholders of opportunities to sell their shares of common stock at prices higher than prevailing market prices. In addition, depending on the rights prescribed for any series of preferred stock that may be issued, the issuance of preferred stock could have an adverse effect on the voting power of the holders of common stock or could impose restrictions upon the payment of dividends and other distributions to the holders of common stock.
Limitations on Ownership of Our Common Stock in Articles of Incorporation
As required under our licenses with the Blue Cross and Blue Shield Association (“BCBSA”), our articles of incorporation contain certain limitations on the ownership of our common stock. Our articles of incorporation provide that no person may beneficially own shares of voting capital stock in excess of specified ownership limits, except with the prior approval of a majority of the “continuing directors.” The ownership limits, which may not be exceeded without the prior approval of the BCBSA, are the following:
for any institutional investor (as defined in our articles of incorporation), one share less than 10% of our outstanding voting securities;

     1

Exhibit 4.8

DESCRIPTION OF THE REGISTRANT’S SECURITIES REGISTERED PURSUANT TO SECTION 12 OF THE SECURITIES EXCHANGE ACT OF 1934

The common stock of Anthem, Inc. (“Anthem,” “we,” “our,” or “us”) is the only class of securities registered under Section 12 of the Securities Exchange Act of 1934, as amended.
The following is a summary of the general terms and provisions of our common stock. This summary does not purport to be complete and is subject to and qualified by reference to our amended and restated articles of incorporation, as amended (our “articles of incorporation”) and our bylaws, as amended (our “bylaws”), both of which are filed as exhibits to our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”). For additional information, please read our articles of incorporation, our bylaws and the applicable provisions of the Indiana Business Corporation Law, as amended (the “IBCL”).
General
We are authorized to issue up to 900,000,000 shares of common stock, par value $0.01 per share, as well as up to 100,000,000 shares of preferred stock, without par value. We have no shares of preferred stock issued or outstanding.
Each holder of our common stock is entitled to one vote per share of record on all matters to be voted upon by the shareholders. Holders do not have cumulative voting rights in the election of directors or any other matter.
Subject to the preferential rights of the holders of any preferred stock that may at the time be outstanding, each share of common stock will entitle the holder of that share to an equal and ratable right to receive dividends or other distributions (other than purchases, redemptions or other acquisitions of shares by us) if declared from time to time by our board of directors and if there are sufficient funds to legally pay a dividend.
In the event of our liquidation, dissolution or winding up, whether voluntary or involuntary, the holders of common stock will be entitled to share ratably in all assets remaining after payments to creditors and after satisfaction of the liquidation preference, if any, of the holders of any preferred stock that may at the time be outstanding.
Holders of common stock have no preemptive or redemption rights and will not be subject to further calls or assessments by us.
Our common stock trades on the New York Stock Exchange under the symbol “ANTM.” Computershare Trust Company, N.A. is the registrar, transfer agent, conversion agent and dividend disbursing agent for the common stock.
Authorized But Unissued Shares
Indiana law does not require shareholder approval for any issuance of authorized shares. Authorized but unissued shares may be used for a variety of corporate purposes, including future public or private offerings to raise additional capital or to facilitate corporate acquisitions. One of the effects of the existence of authorized but unissued shares may be to enable our board of directors to issue shares to persons friendly to current management, which issuance could render more difficult or discourage an attempt to obtain control of us by means of a merger, tender offer, proxy contest or otherwise, and thereby protect the continuity of current management and possibly deprive the shareholders of opportunities to sell their shares of common stock at prices higher than prevailing market prices. In addition, depending on the rights prescribed for any series of preferred stock that may be issued, the issuance of preferred stock could have an adverse effect on the voting power of the holders of common stock or could impose restrictions upon the payment of dividends and other distributions to the holders of common stock.
Limitations on Ownership of Our Common Stock in Articles of Incorporation
As required under our licenses with the Blue Cross and Blue Shield Association (“BCBSA”), our articles of incorporation contain certain limitations on the ownership of our common stock. Our articles of incorporation provide that no person may beneficially own shares of voting capital stock in excess of specified ownership limits, except with the prior approval of a majority of the “continuing directors.” The ownership limits, which may not be exceeded without the prior approval of the BCBSA, are the following:
for any institutional investor (as defined in our articles of incorporation), one share less than 10% of our outstanding voting securities;
for any non-institutional investor (as defined in our articles of incorporation), one share less than 5% of our outstanding voting securities; and
for any person, one share less than the number of shares of our common stock or other equity securities (or a combination thereof) representing a 20% ownership interest in us.
Any transfer of stock that would result in any person beneficially owning shares of capital stock in excess of any ownership limit will result in the intended transferee acquiring no rights in the shares exceeding such ownership limit (with certain exceptions) and the person’s excess shares will be deemed transferred to an escrow agent to be held until the shares are transferred to a person whose ownership of the shares will not violate the ownership limit.
Certain Other Provisions of Our Articles of Incorporation and Bylaws
Certain other provisions of our articles of incorporation and bylaws may delay or make more difficult unsolicited acquisitions or changes of control of us. These provisions could have the effect of discouraging third parties from making proposals involving an unsolicited acquisition or change in control of us, although these proposals, if made, might be considered desirable by a majority of our shareholders. These provisions may also have the effect of making it more difficult for third parties to cause the replacement of the current management without the concurrence of the board of directors. These provisions include:
the division of the board of directors into three classes serving staggered terms of office of three years;
provisions limiting the maximum number of directors to 19;
provisions requiring that, except in certain limited circumstances, the filling of any vacancy on the board of directors must be approved by a majority of continuing directors; and
requirements for advance notice for raising business or making nominations at shareholders’ meetings.
Our bylaws establish an advance notice procedure with regard to business to be brought before an annual or special meeting of shareholders and advance notice and proxy access procedures with regard to the nomination of candidates for election as directors, other than by or at the direction of the board of directors. Although our bylaws do not give the board of directors any power to approve or disapprove shareholder nominations for the election of directors or proposals for action, they may have the effect of precluding a contest for the election of directors or the consideration of shareholder proposals if the established procedures are not followed, and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its proposal without regard to whether consideration of those nominees or proposals might be harmful or beneficial to us and our shareholders.
In addition, our bylaws provide that, unless we consent in writing to the selection of an alternative forum, the sole and exclusive forum for (a) any derivative action or proceeding brought on our behalf, (b) any action asserting a claim for breach of a fiduciary duty owed by any of our directors, officers, employees or agents to us or certain specified constituents of ours, (c) any action asserting a claim arising pursuant to any provision of the IBCL or our articles of incorporation or bylaws, or (d) any action asserting a claim governed by the internal affairs doctrine, will be, to the fullest extent permitted by law, the Marion Superior Court in Marion County, Indiana or, if the Marion Superior Court lacks jurisdiction, the United States District Court for the Southern District of Indiana.
Amendment and Repeal of Bylaws
Our articles of incorporation and bylaws provide that the bylaws may be altered, amended or repealed by either (1) the affirmative vote of a majority of the entire number of directors, or (2) except for certain provisions of the bylaws, the affirmative vote, at a shareholder meeting, of at least a majority of the votes entitled to be cast by the holders of the outstanding shares of all classes of our stock entitled to vote generally in the election of directors, considered for this purpose as a single voting group.
Certain Provisions of the Indiana Business Corporation Law
As an Indiana corporation, we are governed by the IBCL. The following are some of the more significant provisions of the IBCL that may delay, prevent or make more difficult certain unsolicited acquisitions or changes of control of us. These provisions also may have the effect of preventing changes in our management. It is possible that these provisions could make it more difficult to accomplish transactions which shareholders may otherwise deem to be in their best interest.
Control Share Acquisitions. Under Chapter 42 of the IBCL, an acquiring person or group who acquires, directly or indirectly, ownership of, or the power to direct the exercise of voting power with respect to, issued and outstanding “control shares” in an “issuing public corporation” may not exercise voting rights on any control shares unless these voting rights are conferred by a majority vote of the disinterested shareholders of the issuing public corporation at a special meeting of those shareholders held upon the request and at the expense of the acquiring person. If the acquiring person has acquired control shares with a majority of the voting power and the control shares are accorded full voting rights by the disinterested shareholders, the disinterested shareholders of the issuing public corporation have dissenters’ rights to receive the fair value of their shares pursuant to Chapter 44 of the IBCL. We are an “issuing public corporation” as defined under Chapter 42.
Under Chapter 42, “control shares” means shares acquired by a person that, when added to all other shares of the issuing public corporation owned by that person or in respect to which that person may exercise or direct the exercise of voting power, would otherwise entitle that person to exercise voting power of the issuing public corporation in the election of directors within any of the following ranges: (i) one-fifth or more but less than one-third; (ii) one-third or more but less than a majority; or (iii) a majority or more.
Chapter 42 does not apply if, before a control share acquisition is made, the corporation’s articles of incorporation or bylaws, including a bylaw adopted by the corporation’s board of directors, provide that they do not apply. Our bylaws provide that we are not subject to Chapter 42; however, our board of directors could amend our bylaws to rescind our election to opt out of Chapter 42.
Certain Business Combinations. Chapter 43 of the IBCL restricts the ability of an Indiana corporation that has 100 or more shareholders to engage in any combinations with an “interested shareholder” for five years after the date the shareholder became an “interested shareholder” (such date, the “share acquisition date”), unless the combination or the purchase of shares by the interested shareholder on the interested shareholder’s share acquisition date is approved by the board of directors of the corporation before the share acquisition date. If such prior approval is not obtained, the interested shareholder may effect a combination after the five-year period only if that shareholder receives approval from a majority of the disinterested shareholders or the offer meets specified fair price criteria.
For purposes of Chapter 43, “interested shareholder” means any person, other than the corporation or its subsidiaries, who is (1) the beneficial owner, directly or indirectly, of 10% or more of the voting power of the outstanding voting shares of the corporation or (2) an affiliate or associate of the corporation, which at any time within the five-year period immediately before the date in question, was the beneficial owner, directly or indirectly, of 10% or more of the voting power of the then outstanding shares of the corporation.
Chapter 43 does not apply to corporations that elect not to be subject to Chapter 43 in an amendment to their articles of incorporation approved by a majority of the disinterested shareholders. That amendment, however, cannot become effective until 18 months after its passage and would apply only to share acquisitions occurring after its effective date. Our articles of incorporation do not exclude us from Chapter 43.
Mandatory Classified Board of Directors. Under Chapter 33 of the IBCL, a corporation with a class of voting shares registered with the SEC under Section 12 of the Exchange Act must have a classified board of directors unless the corporation adopts a bylaw expressly electing not to be governed by this provision. Although our articles of incorporation and bylaws provide for a classified board of directors so long as we are required to do so under our licenses with the BCBSA, we adopted an amendment to our bylaws electing not to be subject to this mandatory requirement effective July 29, 2009.

Unanimous Written Consent of Shareholders. Under Chapter 29 of the IBCL, as well as our articles of incorporation and our bylaws, any action required or permitted to be taken by the holders of common stock may be effected only at an annual meeting or special meeting of such holders, and shareholders may act in lieu of such meetings only by unanimous written consent.

for any non-institutional investor (as defined in our articles of incorporation), one share less than 5% of our outstanding voting securities; and
for any person, one share less than the number of shares of our common stock or other equity securities (or a combination thereof) representing a 20% ownership interest in us.
Any transfer of stock that would result in any person beneficially owning shares of capital stock in excess of any ownership limit will result in the intended transferee acquiring no rights in the shares exceeding such ownership limit (with certain exceptions) and the person’s excess shares will be deemed transferred to an escrow agent to be held until the shares are transferred to a person whose ownership of the shares will not violate the ownership limit.
Certain Other Provisions of Our Articles of Incorporation and Bylaws
Certain other provisions of our articles of incorporation and bylaws may delay or make more difficult unsolicited acquisitions or changes of control of us. These provisions could have the effect of discouraging third parties from making proposals involving an unsolicited acquisition or change in control of us, although these proposals, if made, might be considered desirable by a majority of our shareholders. These provisions may also have the effect of making it more difficult for third parties to cause the replacement of the current management without the concurrence of the board of directors. These provisions include:
the division of the board of directors into three classes serving staggered terms of office of three years;
provisions limiting the maximum number of directors to 19;
provisions requiring that, except in certain limited circumstances, the filling of any vacancy on the board of directors must be approved by a majority of continuing directors; and

•	requirements for advance notice for raising business or making nominations at shareholders’ meetings.
Our bylaws establish an advance notice procedure with regard to business to be brought before an annual or special meeting of shareholders and advance notice and proxy access procedures with regard to the nomination of candidates for election as directors, other than by or at the direction of the board of directors. Although our bylaws do not give the board of directors any power to approve or disapprove shareholder nominations for the election of directors or proposals for action, they may have the effect of precluding a contest for the election of directors or the consideration of shareholder proposals if the established procedures are not followed, and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its proposal without regard to whether consideration of those nominees or proposals might be harmful or beneficial to us and our shareholders.
In addition, our bylaws provide that, unless we consent in writing to the selection of an alternative forum, the sole and exclusive forum for (a) any derivative action or proceeding brought on our behalf, (b) any action asserting a claim for breach of a fiduciary duty owed by any of our directors, officers, employees or agents to us or certain specified constituents of ours, (c) any action asserting a claim arising pursuant to any provision of the IBCL or our articles of incorporation or bylaws, or (d) any action asserting a claim governed by the internal affairs doctrine, will be, to the fullest extent permitted by law, the Marion Superior Court in Marion County, Indiana or, if the Marion Superior Court lacks jurisdiction, the United States District Court for the Southern District of Indiana.
Amendment and Repeal of Bylaws
Our articles of incorporation and bylaws provide that the bylaws may be altered, amended or repealed by either (1) the affirmative vote of a majority of the entire number of directors, or (2) except for certain provisions of the bylaws, the affirmative vote, at a shareholder meeting, of at least a majority of the votes entitled to be cast by the holders of the outstanding shares of all classes of our stock entitled to vote generally in the election of directors, considered for this purpose as a single voting group.

Exhibit 4.8

1

DESCRIPTION OF THE REGISTRANT’S SECURITIES REGISTERED PURSUANT TO SECTION 12 OF THE SECURITIES EXCHANGE ACT OF 1934

The common stock of Anthem, Inc. (“Anthem,” “we,” “our,” or “us”) is the only class of securities registered under Section 12 of the Securities Exchange Act of 1934, as amended.
The following is a summary of the general terms and provisions of our common stock. This summary does not purport to be complete and is subject to and qualified by reference to our amended and restated articles of incorporation, as amended (our “articles of incorporation”) and our bylaws, as amended (our “bylaws”), both of which are filed as exhibits to our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”). For additional information, please read our articles of incorporation, our bylaws and the applicable provisions of the Indiana Business Corporation Law, as amended (the “IBCL”).
General
We are authorized to issue up to 900,000,000 shares of common stock, par value $0.01 per share, as well as up to 100,000,000 shares of preferred stock, without par value. We have no shares of preferred stock issued or outstanding.
Each holder of our common stock is entitled to one vote per share of record on all matters to be voted upon by the shareholders. Holders do not have cumulative voting rights in the election of directors or any other matter.
Subject to the preferential rights of the holders of any preferred stock that may at the time be outstanding, each share of common stock will entitle the holder of that share to an equal and ratable right to receive dividends or other distributions (other than purchases, redemptions or other acquisitions of shares by us) if declared from time to time by our board of directors and if there are sufficient funds to legally pay a dividend.
In the event of our liquidation, dissolution or winding up, whether voluntary or involuntary, the holders of common stock will be entitled to share ratably in all assets remaining after payments to creditors and after satisfaction of the liquidation preference, if any, of the holders of any preferred stock that may at the time be outstanding.
Holders of common stock have no preemptive or redemption rights and will not be subject to further calls or assessments by us.
Our common stock trades on the New York Stock Exchange under the symbol “ANTM.” Computershare Trust Company, N.A. is the registrar, transfer agent, conversion agent and dividend disbursing agent for the common stock.
Authorized But Unissued Shares
Indiana law does not require shareholder approval for any issuance of authorized shares. Authorized but unissued shares may be used for a variety of corporate purposes, including future public or private offerings to raise additional capital or to facilitate corporate acquisitions. One of the effects of the existence of authorized but unissued shares may be to enable our board of directors to issue shares to persons friendly to current management, which issuance could render more difficult or discourage an attempt to obtain control of us by means of a merger, tender offer, proxy contest or otherwise, and thereby protect the continuity of current management and possibly deprive the shareholders of opportunities to sell their shares of common stock at prices higher than prevailing market prices. In addition, depending on the rights prescribed for any series of preferred stock that may be issued, the issuance of preferred stock could have an adverse effect on the voting power of the holders of common stock or could impose restrictions upon the payment of dividends and other distributions to the holders of common stock.
Limitations on Ownership of Our Common Stock in Articles of Incorporation
As required under our licenses with the Blue Cross and Blue Shield Association (“BCBSA”), our articles of incorporation contain certain limitations on the ownership of our common stock. Our articles of incorporation provide that no person may beneficially own shares of voting capital stock in excess of specified ownership limits, except with the prior approval of a majority of the “continuing directors.” The ownership limits, which may not be exceeded without the prior approval of the BCBSA, are the following:
for any institutional investor (as defined in our articles of incorporation), one share less than 10% of our outstanding voting securities;
for any non-institutional investor (as defined in our articles of incorporation), one share less than 5% of our outstanding voting securities; and
for any person, one share less than the number of shares of our common stock or other equity securities (or a combination thereof) representing a 20% ownership interest in us.
Any transfer of stock that would result in any person beneficially owning shares of capital stock in excess of any ownership limit will result in the intended transferee acquiring no rights in the shares exceeding such ownership limit (with certain exceptions) and the person’s excess shares will be deemed transferred to an escrow agent to be held until the shares are transferred to a person whose ownership of the shares will not violate the ownership limit.
Certain Other Provisions of Our Articles of Incorporation and Bylaws
Certain other provisions of our articles of incorporation and bylaws may delay or make more difficult unsolicited acquisitions or changes of control of us. These provisions could have the effect of discouraging third parties from making proposals involving an unsolicited acquisition or change in control of us, although these proposals, if made, might be considered desirable by a majority of our shareholders. These provisions may also have the effect of making it more difficult for third parties to cause the replacement of the current management without the concurrence of the board of directors. These provisions include:
the division of the board of directors into three classes serving staggered terms of office of three years;
provisions limiting the maximum number of directors to 19;
provisions requiring that, except in certain limited circumstances, the filling of any vacancy on the board of directors must be approved by a majority of continuing directors; and
requirements for advance notice for raising business or making nominations at shareholders’ meetings.
Our bylaws establish an advance notice procedure with regard to business to be brought before an annual or special meeting of shareholders and advance notice and proxy access procedures with regard to the nomination of candidates for election as directors, other than by or at the direction of the board of directors. Although our bylaws do not give the board of directors any power to approve or disapprove shareholder nominations for the election of directors or proposals for action, they may have the effect of precluding a contest for the election of directors or the consideration of shareholder proposals if the established procedures are not followed, and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its proposal without regard to whether consideration of those nominees or proposals might be harmful or beneficial to us and our shareholders.
In addition, our bylaws provide that, unless we consent in writing to the selection of an alternative forum, the sole and exclusive forum for (a) any derivative action or proceeding brought on our behalf, (b) any action asserting a claim for breach of a fiduciary duty owed by any of our directors, officers, employees or agents to us or certain specified constituents of ours, (c) any action asserting a claim arising pursuant to any provision of the IBCL or our articles of incorporation or bylaws, or (d) any action asserting a claim governed by the internal affairs doctrine, will be, to the fullest extent permitted by law, the Marion Superior Court in Marion County, Indiana or, if the Marion Superior Court lacks jurisdiction, the United States District Court for the Southern District of Indiana.
Amendment and Repeal of Bylaws
Our articles of incorporation and bylaws provide that the bylaws may be altered, amended or repealed by either (1) the affirmative vote of a majority of the entire number of directors, or (2) except for certain provisions of the bylaws, the affirmative vote, at a shareholder meeting, of at least a majority of the votes entitled to be cast by the holders of the outstanding shares of all classes of our stock entitled to vote generally in the election of directors, considered for this purpose as a single voting group.
Certain Provisions of the Indiana Business Corporation Law
As an Indiana corporation, we are governed by the IBCL. The following are some of the more significant provisions of the IBCL that may delay, prevent or make more difficult certain unsolicited acquisitions or changes of control of us. These provisions also may have the effect of preventing changes in our management. It is possible that these provisions could make it more difficult to accomplish transactions which shareholders may otherwise deem to be in their best interest.
Control Share Acquisitions. Under Chapter 42 of the IBCL, an acquiring person or group who acquires, directly or indirectly, ownership of, or the power to direct the exercise of voting power with respect to, issued and outstanding “control shares” in an “issuing public corporation” may not exercise voting rights on any control shares unless these voting rights are conferred by a majority vote of the disinterested shareholders of the issuing public corporation at a special meeting of those shareholders held upon the request and at the expense of the acquiring person. If the acquiring person has acquired control shares with a majority of the voting power and the control shares are accorded full voting rights by the disinterested shareholders, the disinterested shareholders of the issuing public corporation have dissenters’ rights to receive the fair value of their shares pursuant to Chapter 44 of the IBCL. We are an “issuing public corporation” as defined under Chapter 42.
Under Chapter 42, “control shares” means shares acquired by a person that, when added to all other shares of the issuing public corporation owned by that person or in respect to which that person may exercise or direct the exercise of voting power, would otherwise entitle that person to exercise voting power of the issuing public corporation in the election of directors within any of the following ranges: (i) one-fifth or more but less than one-third; (ii) one-third or more but less than a majority; or (iii) a majority or more.
Chapter 42 does not apply if, before a control share acquisition is made, the corporation’s articles of incorporation or bylaws, including a bylaw adopted by the corporation’s board of directors, provide that they do not apply. Our bylaws provide that we are not subject to Chapter 42; however, our board of directors could amend our bylaws to rescind our election to opt out of Chapter 42.
Certain Business Combinations. Chapter 43 of the IBCL restricts the ability of an Indiana corporation that has 100 or more shareholders to engage in any combinations with an “interested shareholder” for five years after the date the shareholder became an “interested shareholder” (such date, the “share acquisition date”), unless the combination or the purchase of shares by the interested shareholder on the interested shareholder’s share acquisition date is approved by the board of directors of the corporation before the share acquisition date. If such prior approval is not obtained, the interested shareholder may effect a combination after the five-year period only if that shareholder receives approval from a majority of the disinterested shareholders or the offer meets specified fair price criteria.
For purposes of Chapter 43, “interested shareholder” means any person, other than the corporation or its subsidiaries, who is (1) the beneficial owner, directly or indirectly, of 10% or more of the voting power of the outstanding voting shares of the corporation or (2) an affiliate or associate of the corporation, which at any time within the five-year period immediately before the date in question, was the beneficial owner, directly or indirectly, of 10% or more of the voting power of the then outstanding shares of the corporation.
Chapter 43 does not apply to corporations that elect not to be subject to Chapter 43 in an amendment to their articles of incorporation approved by a majority of the disinterested shareholders. That amendment, however, cannot become effective until 18 months after its passage and would apply only to share acquisitions occurring after its effective date. Our articles of incorporation do not exclude us from Chapter 43.
Mandatory Classified Board of Directors. Under Chapter 33 of the IBCL, a corporation with a class of voting shares registered with the SEC under Section 12 of the Exchange Act must have a classified board of directors unless the corporation adopts a bylaw expressly electing not to be governed by this provision. Although our articles of incorporation and bylaws provide for a classified board of directors so long as we are required to do so under our licenses with the BCBSA, we adopted an amendment to our bylaws electing not to be subject to this mandatory requirement effective July 29, 2009.

Unanimous Written Consent of Shareholders. Under Chapter 29 of the IBCL, as well as our articles of incorporation and our bylaws, any action required or permitted to be taken by the holders of common stock may be effected only at an annual meeting or special meeting of such holders, and shareholders may act in lieu of such meetings only by unanimous written consent.

Certain Provisions of the Indiana Business Corporation Law
As an Indiana corporation, we are governed by the IBCL. The following are some of the more significant provisions of the IBCL that may delay, prevent or make more difficult certain unsolicited acquisitions or changes of control of us. These provisions also may have the effect of preventing changes in our management. It is possible that these provisions could make it more difficult to accomplish transactions which shareholders may otherwise deem to be in their best interest.
Control Share Acquisitions. Under Chapter 42 of the IBCL, an acquiring person or group who acquires, directly or indirectly, ownership of, or the power to direct the exercise of voting power with respect to, issued and outstanding “control shares” in an “issuing public corporation” may not exercise voting rights on any control shares unless these voting rights are conferred by a majority vote of the disinterested shareholders of the issuing public corporation at a special meeting of those shareholders held upon the request and at the expense of the acquiring person. If the acquiring person has acquired control shares with a majority of the voting power and the control shares are accorded full voting rights by the disinterested shareholders, the disinterested shareholders of the issuing public corporation have dissenters’ rights to receive the fair value of their shares pursuant to Chapter 44 of the IBCL. We are an “issuing public corporation” as defined under Chapter 42.
Under Chapter 42, “control shares” means shares acquired by a person that, when added to all other shares of the issuing public corporation owned by that person or in respect to which that person may exercise or direct the exercise of voting power, would otherwise entitle that person to exercise voting power of the issuing public corporation in the election of directors within any of the following ranges: (i) one-fifth or more but less than one-third; (ii) one-third or more but less than a majority; or (iii) a majority or more.
Chapter 42 does not apply if, before a control share acquisition is made, the corporation’s articles of incorporation or bylaws, including a bylaw adopted by the corporation’s board of directors, provide that they do not apply. Our bylaws provide that we are not subject to Chapter 42; however, our board of directors could amend our bylaws to rescind our election to opt out of Chapter 42.
Certain Business Combinations. Chapter 43 of the IBCL restricts the ability of an Indiana corporation that has 100 or more shareholders to engage in any combinations with an “interested shareholder” for five years after the date the shareholder became an “interested shareholder” (such date, the “share acquisition date”), unless the combination or the purchase of shares by the interested shareholder on the interested shareholder’s share acquisition date is approved by the board of directors of the corporation before the share acquisition date. If such prior approval is not obtained, the interested shareholder may effect a combination after the five-year period only if that shareholder receives approval from a majority of the disinterested shareholders or the offer meets specified fair price criteria.
For purposes of Chapter 43, “interested shareholder” means any person, other than the corporation or its subsidiaries, who is (1) the beneficial owner, directly or indirectly, of 10% or more of the voting power of the outstanding voting shares of the corporation or (2) an affiliate or associate of the corporation, which at any time within the five-year period immediately before the date in question, was the beneficial owner, directly or indirectly, of 10% or more of the voting power of the then outstanding shares of the corporation.
Chapter 43 does not apply to corporations that elect not to be subject to Chapter 43 in an amendment to their articles of incorporation approved by a majority of the disinterested shareholders. That amendment, however, cannot become effective until 18 months after its passage and would apply only to share acquisitions occurring after its effective date. Our articles of incorporation do not exclude us from Chapter 43.
Mandatory Classified Board of Directors. Under Chapter 33 of the IBCL, a corporation with a class of voting shares registered with the SEC under Section 12 of the Exchange Act must have a classified board of directors unless the corporation adopts a bylaw expressly electing not to be governed by this provision. Although our articles of incorporation and bylaws provide for a classified board of directors so long as we are required to do so under our licenses with the BCBSA, we adopted an amendment to our bylaws electing not to be subject to this mandatory requirement effective July 29, 2009.

Exhibit 4.8

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DESCRIPTION OF THE REGISTRANT’S SECURITIES REGISTERED PURSUANT TO SECTION 12 OF THE SECURITIES EXCHANGE ACT OF 1934

The common stock of Anthem, Inc. (“Anthem,” “we,” “our,” or “us”) is the only class of securities registered under Section 12 of the Securities Exchange Act of 1934, as amended.
The following is a summary of the general terms and provisions of our common stock. This summary does not purport to be complete and is subject to and qualified by reference to our amended and restated articles of incorporation, as amended (our “articles of incorporation”) and our bylaws, as amended (our “bylaws”), both of which are filed as exhibits to our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”). For additional information, please read our articles of incorporation, our bylaws and the applicable provisions of the Indiana Business Corporation Law, as amended (the “IBCL”).
General
We are authorized to issue up to 900,000,000 shares of common stock, par value $0.01 per share, as well as up to 100,000,000 shares of preferred stock, without par value. We have no shares of preferred stock issued or outstanding.
Each holder of our common stock is entitled to one vote per share of record on all matters to be voted upon by the shareholders. Holders do not have cumulative voting rights in the election of directors or any other matter.
Subject to the preferential rights of the holders of any preferred stock that may at the time be outstanding, each share of common stock will entitle the holder of that share to an equal and ratable right to receive dividends or other distributions (other than purchases, redemptions or other acquisitions of shares by us) if declared from time to time by our board of directors and if there are sufficient funds to legally pay a dividend.
In the event of our liquidation, dissolution or winding up, whether voluntary or involuntary, the holders of common stock will be entitled to share ratably in all assets remaining after payments to creditors and after satisfaction of the liquidation preference, if any, of the holders of any preferred stock that may at the time be outstanding.
Holders of common stock have no preemptive or redemption rights and will not be subject to further calls or assessments by us.
Our common stock trades on the New York Stock Exchange under the symbol “ANTM.” Computershare Trust Company, N.A. is the registrar, transfer agent, conversion agent and dividend disbursing agent for the common stock.
Authorized But Unissued Shares
Indiana law does not require shareholder approval for any issuance of authorized shares. Authorized but unissued shares may be used for a variety of corporate purposes, including future public or private offerings to raise additional capital or to facilitate corporate acquisitions. One of the effects of the existence of authorized but unissued shares may be to enable our board of directors to issue shares to persons friendly to current management, which issuance could render more difficult or discourage an attempt to obtain control of us by means of a merger, tender offer, proxy contest or otherwise, and thereby protect the continuity of current management and possibly deprive the shareholders of opportunities to sell their shares of common stock at prices higher than prevailing market prices. In addition, depending on the rights prescribed for any series of preferred stock that may be issued, the issuance of preferred stock could have an adverse effect on the voting power of the holders of common stock or could impose restrictions upon the payment of dividends and other distributions to the holders of common stock.
Limitations on Ownership of Our Common Stock in Articles of Incorporation
As required under our licenses with the Blue Cross and Blue Shield Association (“BCBSA”), our articles of incorporation contain certain limitations on the ownership of our common stock. Our articles of incorporation provide that no person may beneficially own shares of voting capital stock in excess of specified ownership limits, except with the prior approval of a majority of the “continuing directors.” The ownership limits, which may not be exceeded without the prior approval of the BCBSA, are the following:
for any institutional investor (as defined in our articles of incorporation), one share less than 10% of our outstanding voting securities;
for any non-institutional investor (as defined in our articles of incorporation), one share less than 5% of our outstanding voting securities; and
for any person, one share less than the number of shares of our common stock or other equity securities (or a combination thereof) representing a 20% ownership interest in us.
Any transfer of stock that would result in any person beneficially owning shares of capital stock in excess of any ownership limit will result in the intended transferee acquiring no rights in the shares exceeding such ownership limit (with certain exceptions) and the person’s excess shares will be deemed transferred to an escrow agent to be held until the shares are transferred to a person whose ownership of the shares will not violate the ownership limit.
Certain Other Provisions of Our Articles of Incorporation and Bylaws
Certain other provisions of our articles of incorporation and bylaws may delay or make more difficult unsolicited acquisitions or changes of control of us. These provisions could have the effect of discouraging third parties from making proposals involving an unsolicited acquisition or change in control of us, although these proposals, if made, might be considered desirable by a majority of our shareholders. These provisions may also have the effect of making it more difficult for third parties to cause the replacement of the current management without the concurrence of the board of directors. These provisions include:
the division of the board of directors into three classes serving staggered terms of office of three years;
provisions limiting the maximum number of directors to 19;
provisions requiring that, except in certain limited circumstances, the filling of any vacancy on the board of directors must be approved by a majority of continuing directors; and
requirements for advance notice for raising business or making nominations at shareholders’ meetings.
Our bylaws establish an advance notice procedure with regard to business to be brought before an annual or special meeting of shareholders and advance notice and proxy access procedures with regard to the nomination of candidates for election as directors, other than by or at the direction of the board of directors. Although our bylaws do not give the board of directors any power to approve or disapprove shareholder nominations for the election of directors or proposals for action, they may have the effect of precluding a contest for the election of directors or the consideration of shareholder proposals if the established procedures are not followed, and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its proposal without regard to whether consideration of those nominees or proposals might be harmful or beneficial to us and our shareholders.
In addition, our bylaws provide that, unless we consent in writing to the selection of an alternative forum, the sole and exclusive forum for (a) any derivative action or proceeding brought on our behalf, (b) any action asserting a claim for breach of a fiduciary duty owed by any of our directors, officers, employees or agents to us or certain specified constituents of ours, (c) any action asserting a claim arising pursuant to any provision of the IBCL or our articles of incorporation or bylaws, or (d) any action asserting a claim governed by the internal affairs doctrine, will be, to the fullest extent permitted by law, the Marion Superior Court in Marion County, Indiana or, if the Marion Superior Court lacks jurisdiction, the United States District Court for the Southern District of Indiana.
Amendment and Repeal of Bylaws
Our articles of incorporation and bylaws provide that the bylaws may be altered, amended or repealed by either (1) the affirmative vote of a majority of the entire number of directors, or (2) except for certain provisions of the bylaws, the affirmative vote, at a shareholder meeting, of at least a majority of the votes entitled to be cast by the holders of the outstanding shares of all classes of our stock entitled to vote generally in the election of directors, considered for this purpose as a single voting group.
Certain Provisions of the Indiana Business Corporation Law
As an Indiana corporation, we are governed by the IBCL. The following are some of the more significant provisions of the IBCL that may delay, prevent or make more difficult certain unsolicited acquisitions or changes of control of us. These provisions also may have the effect of preventing changes in our management. It is possible that these provisions could make it more difficult to accomplish transactions which shareholders may otherwise deem to be in their best interest.
Control Share Acquisitions. Under Chapter 42 of the IBCL, an acquiring person or group who acquires, directly or indirectly, ownership of, or the power to direct the exercise of voting power with respect to, issued and outstanding “control shares” in an “issuing public corporation” may not exercise voting rights on any control shares unless these voting rights are conferred by a majority vote of the disinterested shareholders of the issuing public corporation at a special meeting of those shareholders held upon the request and at the expense of the acquiring person. If the acquiring person has acquired control shares with a majority of the voting power and the control shares are accorded full voting rights by the disinterested shareholders, the disinterested shareholders of the issuing public corporation have dissenters’ rights to receive the fair value of their shares pursuant to Chapter 44 of the IBCL. We are an “issuing public corporation” as defined under Chapter 42.
Under Chapter 42, “control shares” means shares acquired by a person that, when added to all other shares of the issuing public corporation owned by that person or in respect to which that person may exercise or direct the exercise of voting power, would otherwise entitle that person to exercise voting power of the issuing public corporation in the election of directors within any of the following ranges: (i) one-fifth or more but less than one-third; (ii) one-third or more but less than a majority; or (iii) a majority or more.
Chapter 42 does not apply if, before a control share acquisition is made, the corporation’s articles of incorporation or bylaws, including a bylaw adopted by the corporation’s board of directors, provide that they do not apply. Our bylaws provide that we are not subject to Chapter 42; however, our board of directors could amend our bylaws to rescind our election to opt out of Chapter 42.
Certain Business Combinations. Chapter 43 of the IBCL restricts the ability of an Indiana corporation that has 100 or more shareholders to engage in any combinations with an “interested shareholder” for five years after the date the shareholder became an “interested shareholder” (such date, the “share acquisition date”), unless the combination or the purchase of shares by the interested shareholder on the interested shareholder’s share acquisition date is approved by the board of directors of the corporation before the share acquisition date. If such prior approval is not obtained, the interested shareholder may effect a combination after the five-year period only if that shareholder receives approval from a majority of the disinterested shareholders or the offer meets specified fair price criteria.
For purposes of Chapter 43, “interested shareholder” means any person, other than the corporation or its subsidiaries, who is (1) the beneficial owner, directly or indirectly, of 10% or more of the voting power of the outstanding voting shares of the corporation or (2) an affiliate or associate of the corporation, which at any time within the five-year period immediately before the date in question, was the beneficial owner, directly or indirectly, of 10% or more of the voting power of the then outstanding shares of the corporation.
Chapter 43 does not apply to corporations that elect not to be subject to Chapter 43 in an amendment to their articles of incorporation approved by a majority of the disinterested shareholders. That amendment, however, cannot become effective until 18 months after its passage and would apply only to share acquisitions occurring after its effective date. Our articles of incorporation do not exclude us from Chapter 43.
Mandatory Classified Board of Directors. Under Chapter 33 of the IBCL, a corporation with a class of voting shares registered with the SEC under Section 12 of the Exchange Act must have a classified board of directors unless the corporation adopts a bylaw expressly electing not to be governed by this provision. Although our articles of incorporation and bylaws provide for a classified board of directors so long as we are required to do so under our licenses with the BCBSA, we adopted an amendment to our bylaws electing not to be subject to this mandatory requirement effective July 29, 2009.

Unanimous Written Consent of Shareholders. Under Chapter 29 of the IBCL, as well as our articles of incorporation and our bylaws, any action required or permitted to be taken by the holders of common stock may be effected only at an annual meeting or special meeting of such holders, and shareholders may act in lieu of such meetings only by unanimous written consent.

Unanimous Written Consent of Shareholders. Under Chapter 29 of the IBCL, as well as our articles of incorporation and our bylaws, any action required or permitted to be taken by the holders of common stock may be effected only at an annual meeting or special meeting of such holders, and shareholders may act in lieu of such meetings only by unanimous written consent.

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